UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2003
                                                 (October 29, 2003)


                           Newcastle Investment Corp.
               -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Maryland                   001-31458                  81-0559116
----------------------------    -----------------------     ------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)


     1251 Avenue of the Americas, 16th Floor, New York, NY         10020
     -----------------------------------------------------      ------------
           (Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number, including area code   (212) 798-6100
                                                    ---------------


                                 Not Applicable
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits


      Exhibit Reference Number           Exhibit Description
      ------------------------           -------------------

              99.1 Press Release, dated October 29, 2003, issued by Newcastle Investment Corp.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On October 29, 2003, Newcastle Investment Corp. announced its results of operations for the quarter ended September 30, 2003. A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

            The information in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NEWCASTLE INVESTMENT CORP.
                                           ------------------------------------
                                           (Registrant)


Date: November 7, 2003                   By: /s/ Randal A. Nardone
                                             -----------------------
                                             Name:  Randal A. Nardone
                                             Title: Secretary

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                                  EXHIBIT INDEX


Exhibit No.              Description
-----------              -----------

99.1                     Press Release, dated October 29, 2003, issued by
                         Newcastle Investment Corp.